Ivy Funds

Supplement dated March 17, 2014 to the

Ivy Funds Statement of Additional Information

dated July 31, 2013

and as supplemented October 3, 2013, November 21, 2013, November 25, 2013, January 2, 2014,

February 11, 2014 and February 24, 2014

Reorganization and Closure of Ivy Asset Strategy New Opportunities Fund

On March 17, 2014, Ivy Asset Strategy New Opportunities Fund merged into Ivy Emerging Markets Equity Fund (formerly, Ivy Pacific Opportunities Fund). The Ivy Asset Strategy New Opportunities Fund has been liquidated and has terminated operations as a management investment company.

Reorganization and Closure of Ivy Managed European/Pacific Fund

On March 17, 2014, Ivy Managed European/Pacific Fund merged into Ivy Managed International Opportunities Fund. The Ivy Managed European/Pacific Fund has been liquidated and has terminated operations as a management investment company.

The following replaces the twelfth paragraph of the “Investment Advisory and Other Services — Distribution Services” section on page 100:

Through July 31, 2014, for each of the Funds (except for Ivy Money Market Fund and Ivy Managed International Opportunities Fund), to the extent that the total annual ordinary fund operating expenses of the Class Y shares exceeds the total annual ordinary fund operating expenses of the Class A shares, IFDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month.

The following are added as the last paragraphs of the “Investment Advisory and Other Services – Distribution Services” section on page 100:

Through July 31, 2015, for Ivy Managed International Opportunities Fund, to the extent that the total annual ordinary fund operating expenses of the Class Y shares exceeds the total annual ordinary fund operating expenses of the Class A shares, IFDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Through July 31, 2016, for Ivy Managed International Opportunities Fund, IICO, IFDI and /or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary operating expenses, excluding acquired fund fees and expenses, for the Fund’s Class A shares at 0.49%, Class B shares at 1.40%, Class C shares at 1.29%, Class I shares at 0.16%, Class R shares at 0.72% and Class Y shares at 0.38%. Prior to that date, the expense limitation may not be terminated by IICO, IFDI, WISC or the Board of Trustees.

Supplement	Statement of Additional Information	1